Distribution Agreement – Schedules – CFVIT CFVST II CFVST

Schedule I

As of July 1, 2025

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

Variable Portfolio – Managed Risk Global Fund

Variable Portfolio – Managed Risk U.S. Fund

Variable Portfolio – Managed Volatility Conservative Fund

Variable Portfolio – Managed Volatility Conservative Growth Fund

Variable Portfolio – Managed Volatility Growth Fund

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Variable Portfolio – U.S. Flexible Growth Fund

Variable Portfolio – U.S. Flexible Moderate Growth Fund

Columbia Funds Variable Series Trust

Columbia Variable Portfolio – Acorn Fund

Columbia Variable Portfolio – Acorn International Fund

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Commodity Strategy Fund

Columbia Variable Portfolio – Core Equity Fund

Columbia Variable Portfolio – Corporate Bond Fund

Columbia Variable Portfolio – Disciplined Core Fund

Columbia Variable Portfolio – Dividend Opportunity Fund

Columbia Variable Portfolio – Emerging Markets Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Government Money Market Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – Intermediate Bond Fund

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Index Fund

Columbia Variable Portfolio – Limited Duration Credit Fund

Columbia Variable Portfolio – Overseas Core Fund

Columbia Variable Portfolio – Select Large Cap Equity Fund

Columbia Variable Portfolio – Select Large Cap Value Fund

Columbia Variable Portfolio – Select Mid Cap Growth Fund

Columbia Variable Portfolio – Select Mid Cap Value Fund

Columbia Variable Portfolio – Select Small Cap Value Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – U.S. Government Mortgage Fund

CTIVP® – American Century Diversified Bond Fund

CTIVP® – BlackRock Global Inflation-Protected Securities Fund

CTIVP® – CenterSquare Real Estate Fund

CTIVP® – Principal Large Cap Growth Fund

CTIVP® – T. Rowe Price Large Cap Value Fund

CTIVP® – TCW Core Plus Bond Fund

CTIVP® – Victory Sycamore Established Value Fund

CTIVP® – Westfield Large Cap Value Fund

Distribution Agreement – Schedules – CFVIT CFVST II CFVST

CTIVP® – Westfield Mid Cap Growth Fund

CTIVP® – Westfield Select Large Cap Growth Fund

Variable Portfolio – Aggressive Portfolio

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Managed Volatility Moderate Growth Fund

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Partners Core Bond Fund

Variable Portfolio – Partners Core Equity Fund

Variable Portfolio – Partners International Core Equity Fund

Variable Portfolio – Partners International Growth Fund

Variable Portfolio – Partners International Value Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – Partners Small Cap Value Fund

Distribution Agreement – Schedules – CFVIT CFVST II CFVST

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule I as of July 1, 2025.

COLUMBIA FUNDS VARIABLE SERIES TRUST COLUMBIA FUNDS VARIABLE SERIES TRUST II COLUMBIA FUNDS VARIABLE INSURANCE TRUST on behalf of its respective Funds, if any

By:	/s/ Daniel J. Beckman
Name:	Daniel J. Beckman
Title:	President

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:	/s/ Marc Zeitoun
Name:	Marc Zeitoun
Title:	Vice President and Head of North America Product

Distribution Agreement – Schedules – CFVIT CFVST II CFVST

SCHEDULE II

COMPENSATION

COMPENSATION TO DISTRIBUTOR. In connection with the distribution of Shares, Distributor will be entitled to receive payments pursuant to any Distribution Plan and related agreement from time to time in effect between any Fund and Distributor or any particular class of shares of a Fund (“12b-1 Plan”).

Approved: Sept. 7, 2010